UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2024

AGILYSYS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-5734	34-0907152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3655 Brookside Parkway Suite 300
Alpharetta, Georgia		30022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 770 810-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	AGYS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors

On December 5, 2024, the Board of Directors (the “Board”) of Agilysys, Inc. (the “Company”) increased the size of the Board from seven to eight members and appointed Lisa Pope to fill this newly created directorship. Ms. Pope is expected to be nominated for election by the Company’s stockholders at the 2025 annual stockholders meeting. No decisions have yet been made by the Board with respect to which committees, if any, Ms. Pope is expected to be named.

Ms. Pope has and will receive the standard compensatory and other arrangements provided to non-employee directors of the Company, including prorated portions of the Company’s standard (i) $40,000 annual cash retainer and (ii) annual equity retainer targeting a $100,000 value as of the date of grant for fiscal year 2025. Ms. Pope is also expected to enter into the Company’s customary agreements for directors, including the indemnification agreement in substantially the form filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 9, 2022.

There are no arrangements or understandings between Ms. Pope and any other persons pursuant to which Ms. Pope was selected as a director. There have been no related party transactions between the Company and Ms. Pope reportable under Item 404(a) of Regulation S-K.

Item 8.01 Other Events.

On December 11, 2024, the Company issued a press release announcing the addition of Ms. Pope to the Board, which includes biographical and other important information, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(d)
Exhibits.

The following items are filed as exhibits to this current report on Form 8-K:

Exhibit Number	Description

99.1	Press Release issued by Agilysys, Inc. on December 11, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILYSYS, INC.

Date:	December 11, 2024	By:	/s/ Kyle C. Badger
Kyle C. Badger Senior Vice President, General Counsel and Secretary